Intangible Assets	12 Months Ended
Dec. 31, 2021
Intangible Assets [Abstract]
INTANGIBLE ASSETS

NOTE 5:-   INTANGIBLE ASSETS

In July 2020, the Company completed the acquisition of technology from an Israeli company in the travel industry, for a total consideration of approximately $896 (net of acquisition cost). The technology is amortized over 3 years.

Amortization expense for the years ended December 31, 2021 and 2020 amounted to $299 and $124, respectively, and is included in cost of revenues.